UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 10, 2021

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of a New Director

On February 10, 2021, CVB Financial Corp. (the “Company”) announced the appointment of Ms. Jane Olvera as a Board Member, effective as of the same date. Ms. Olvera was also named a Director of Citizens Business Bank (the “Bank”), the wholly-owned banking subsidiary of the Company. Ms. Olvera will serve on the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee of the Company. In addition, Ms. Olvera will serve on the Risk Management Committee, the Balance Sheet Management Committee and the Trust Services Committee of the Bank.

Ms. Olvera will be paid a $70,000 annual directors’ fee. It is expected that Ms. Olvera will receive her initial grant of restricted stock in her capacity as a director of the Company at the same time and in the same amount as the Company’s other directors receive their annual grants of restricted stock for the Company’s 2021 fiscal year. There are no transactions or agreements between Ms. Olvera and the Company or the Bank required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Olvera’s appointment, the Company and the Bank have each expanded the memberships of their respective Boards of Directors from nine to ten directors, which in each case is within the ranges set forth in the Company’s and the Bank’s respective By-laws. This expansion will help each of the Boards enhance its director skill set mix, geographic representation and diversity.

The press release announcing Ms. Olvera’s appointment is attached as Exhibit No. 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 10, 2021, announcing appointment of Jane Olvera as a director of CVBF and CBB, effective as of February 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Exhibit Index

99.1	Press Release dated February 10, 2021, announcing appointment of Jane Olvera as a director of CVBF and CBB, effective as of February 10, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: February 11, 2021	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer